NATIONS SEPARATE ACCOUNT TRUST

NATIONS INTERNATIONAL VALUE PORTFOLIO

Supplement dated June 7, 2005
to Prospectuses dated May 1, 2005

     The prospectuses for Nations International Value Portfolio (the “Portfolio”) are hereby supplemented to identify that at a meeting held on March 21, 2005, the Board of Trustees of Nations Separate Account Trust approved a Plan of Liquidation and Termination for the Portfolio (the “Plan”). The Portfolio is an underlying investment vehicle for certain variable annuity and/or variable life insurance separate accounts issued by participating insurance companies (each a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). It is anticipated that the Portfolio will liquidate on or about September 9, 2005. As soon as practicable after that date, any interestholders that hold interests on the liquidation date will receive their proportionate interest in the Portfolio’s net assets. The owner of an annuity contract or insurance policy that formerly invested in the Portfolio should check with their Participating Insurance Company to determine whether their assets will be transferred into another specified fund designated by the Participating Insurance Company after the Portfolio distributes its net assets. Owners of annuity contracts and insurance policies invested in the Portfolio have the option of transferring into another fund or redeeming their shares prior to the Portfolio’s liquidation date.